Exhibit 99.1

0 Investor Presentation November 2021

DISCLAIMER Forward - Looking Statements This presentation contains, and from time - to - time in connection with this presentation our management may make, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements reflect our vie ws at such time with respect to, among other things, future events and our financial performance. These statements are often, but not always , m ade through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continu e,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” “annualized,” and “outlook,” or the negative version of these w ord s or other comparable words or phrases of a future or forward - looking nature. These forward - looking statements are not historical facts an d are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by m ana gement, and any such forward - looking statements are subject to risks, assumptions, estimates and uncertainties that are difficult to pre dict. Further, statements about the potential effects of the COVID - 19 pandemic on our businesses and financial results and conditions may const itute forward - looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is ref lected in those forward - looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Actual results may prove to be materially different fro m the results expressed or implied by the forward - looking statements. Factors that could cause our actual results to differ materially from th ose described in the forward - looking statements, including (without limitation) the risks and uncertainties associated with the ongoing impacts o f COVID - 19, the domestic and global economic environment and capital market conditions and other risk factors, can be found in our SEC filing s, including, but not limited to, our Annual Report on Form 10 - K for the year ended December 31, 2020, and our Quarterly Reports on Form 10 - Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, which are available on our website (www.fhb.com) and the SE C’s website (www.sec.gov). Any forward - looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward - looking statement, whether as a result of new information, future developments or otherwise, exc ept as required by applicable law. Use of Non - GAAP Financial Measures The information provided herein includes certain non - GAAP financial measures. We believe that these core measures provide usefu l information about our operating results and enhance the overall understanding of our past performance and future performance. A lthough these non - GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as a nalytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as repo rte d under GAAP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information w hen assessing our performance or financial condition. The reconciliation of such measures to the comparable GAAP figures are included in t he appendix of this presentation. Other References to “we,” “us,” “our,” “FHI,” “FHB,” “Company,” and “First Hawaiian” refer to First Hawaiian, Inc. and its consolid ate d subsidiaries. 1

HIGHLIGHTS • First state where over 90% of eligible residents have initiated vaccination process • State began administering COVID - 19 vaccinations to children ages 5 to 11 on Nov 3 • State welcomed back vaccinated domestic visitors on Nov 1 • State vaccination and testing requirements for international travelers now in alignment with new federal requirements • State and local officials have begun relaxing restrictions put into place during the recent peak COVID - 19 UPDATE STATE OF HAWAII DAILY NEW CASES - TREND STATE OF HAWAII VACCINATION PROGRESS 1 Source: https://hiema - hub.hawaii.gov/pages/covid - dashboard as of 11/5/21 Source: https://health.hawaii.gov/coronavirusdisease2019/current - situation - in - hawaii/ as of 11/5/21 (1) Totals include Jurisdiction (state), Federal Agency, and Federal Pharmacy doses PERCENT OF POPULATION 12+ FULLY VACCINATED 83.9% PERCENT OF POPULATION FULLY VACCINATED 71.6% PERCENT OF POPULATION 12+ INITIATED 96.1% STATE OF HAWAII – DAILY NEW CASES Source: https://health.hawaii.gov/coronavirusdisease2019/current - situation - in - hawaii/ as of 11/5/21 AVERAGE DAILY NEW CASES (Last 7 days) 98 TEST POSITIVITY RATE (Last 7 days) 1.7% 2

Q3 2021 HIGHLIGHTS 1 (1) Comparisons to Q2 2021 (2) ROATA and ROATCE are non - GAAP financial measures. A reconciliation of average tangible assets and average tangible stockholders ’ equity to the comparable GAAP measurements is provided in the appendix of this slide presentation. (3) Declared on October 20, 2021. Payable December 3, 2021 to shareholders of record at close of business on November 22, 2021. 3 • Net income $64.3 mm • Grew loans $38.6 mm (ex PPP) • Deposits grew $1.3 bn, 1 bp decrease in cost of deposits • Excellent credit quality, $4 mm negative provision expense • Well capitalized: 12.63% CET1 ratio • Declared $0.26 / share dividend • Repurchased $21.6 mm of common stock Q3 2021 Q2 2021 Net Income ($mm) $64.3 $86.7 Diluted EPS $0.50 $0.67 Net Interest Margin 2.36% 2.46% Efficiency Ratio 55.1% 54.7% ROA / ROATA 2 1.02% / 1.06% 1.45% / 1.51% ROE / ROATCE 2 9.31% / 14.63% 12.92% / 20.51% Tier 1 Leverage Ratio CET 1 Capital Ratio Total Capital ratio 7.39% 12.63% 13.88% 7.68% 12.76% 14.01% Dividend 3 $0.26 / share $0.26 / share

INVESTMENT HIGHLIGHTS 4 Strong, Consistent Financial Performance Leading Position In Attractive Markets Experienced Leadership Team High Quality Balance Sheet Proven Through The Cycle Performance Well - Capitalized With Attractive Dividend 1 2 3 4 5 6

NALs / Loans 54.5% 57.5% FHB Peer Median 16.4% 16.4% FHB Peer Median STRONG PERFORMER IN ATTRACTIVE MARKET 5 Branch Presence Financial Overview – 3Q 2021 YTD ($ billions) Source: Public filings and S&P Global Market Intelligence as of 4 - Nov - 2021 Note: Financial data as of 30 - Sep - 2021. Market data as of 29 - Oct - 2021. (1) Peer median is based on public banks $10 – $50bn in assets constituted as of 31 - Dec - 2020; excludes merger targets. (2) FHB ratios shown as core. Core operating measures exclude certain gains, expenses and one - time items. See annual and quarterly n on - GAAP reconciliation of core net income, core net interest income, core noninterest income and core noninterest expense in the appendix. (3) Core efficiency ratio is a non - GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest exp ense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendix. (4) ROATA (Return On Average Tangible Assets) and ROATCE (Return on Average Tangible Common Equity) are non - GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix. (5) Dividend yield based on dividend paid in 3Q 2021 and closing market price as of 29 - Oct - 2021. Company Highlights x Oldest and largest Hawaii - based bank x Full - service community bank with complete suite of products & services x Largest combined deposit base in Hawaii, Guam and Saipan x Largest Hawaii - based lender x $16.9 bn assets under administration as of 3Q21 x Proven through the cycle and outstanding operating performance Efficiency Ratio (2), (3) ROATCE (2), (4) Dividend Yield (5) Maui Kahoolawe Lanai Oahu Kauai Niihau Honolulu Hawaii Island Molokai 3.77% 2.54% FHB Peer Median 0.07% 0.41% FHB Peer Median Market Cap $3.5 Loans $ 12.8 Assets $ 25.5 Deposits $ 22.1 Guam Saipan (1) (1) (1) (1) FHB Peer Median 7 bps 15 bps Cost of Deposits (1) 1.2% 1.4% FHB Peer Median ROATA (2), (4) (1) 54 branches

DESPITE NEAR - TERM CHALLENGES, THE FUNDAMENTAL STRENGTHS OF HAWAII’S ECONOMY REMAIN INTACT 6 • Attractive destination for domestic and international travelers • Attractive alternative for travelers concerned about international travel • Well - developed visitor industry infrastructure • High quality medical care • Strategically important • Headquarters of US Indo - Pacific Command and regional component commands: Army, Navy, Air Force, Marines • Estimated total defense spending in Hawaii in 2020: $7.7bn (3) • Defense spending is 8.5% of state GDP (3) • Over 50k active duty, National Guard and Reserve personnel stationed in Hawaii (3) • Almost 20k civilian employees (3) Government 20% Real Estate 20% Residential RE 23% Other 15% Transportation & Warehousing 5% Entertainment 10% Professiona l 9 % Construction 6% Retail Trade 7 % Healthcare & Education 8% Hawaii GDP by Industry (2019) (1) Visitor spending is ~19% of Hawaii GDP (2) (1) US Bureau of Economic Analysis (2) Based on $17.9bn of 2019 visitor spending according to Hawaii Department of Business, Economic Development and Tourism. Fundamental Strengths (3) defenseeconomy.hawaii.gov

$9.1 $22.1 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 3Q21 Source: Public filings and S&P Global Market Intelligence as of 4 - Nov - 2021 Note: Financial data as of 30 - Sep - 2021. $10 – $50bn banks constituted as of 31 - Dec - 2020; excludes merger targets. (1) FHB ratios shown as core. Core excludes certain gains, expenses and one - time items. See annual and quarterly non - GAAP reconcilia tions of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) ROATCE (Return on Average Tangible Common Equity) is a non - GAAP financial measure. A reconciliation to the comparable FHB GAAP measure is provided in the appendix. 12.0% 19.6% 16.4% 10.1% 16.4% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 3Q21 46.7% 54.5% 61.9% 57.5% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 3Q21 STRONG PERFORMANCE THROUGH THE CYCLE 7 Through the Cycle Credit Performer Strong Expense Mgmt. Culture (1) Consistent Record of Profitability (1) Consistent Deposit Growth ($ bn ) Steady, Balanced Loan Growth ($ bn ) $6.5 $12.8 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 3Q21 NPAs + 90s / Loans + OREO Efficiency Ratio ROATCE (2) 3Q21 Cost of Deposits: 0.06% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 0.16% 0.63% 0.11% 0.40% 2.94% 0.52% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 3Q21 YTD YTD

$ 356 $ 342 $ 341 $ 332 $ 325 $ 359 $ 385 $ 411 $ 406 $ 370 $ 243 $ – $ 50 $ 100 $ 150 $ 200 $ 250 $ 300 $ 350 $ 400 $ 450 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 3Q21 1.39% 1.51% 0.91% 1.23% 0.92% 1.37% 1.03% 1.39% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 3Q21 CONSISTENT TRACK RECORD OF STRONG PROFITABILITY 8 Source: Public filings and S&P Global Market Intelligence, as of 4 - Nov - 2021 Note: Financial data as of 30 - Sep - 2021. $10 – $50bn banks constituted as of 31 - Dec - 2020; excludes merger targets. (1) FHB measures shown as core. Core excludes certain gains, expenses and one - time items. See annual and quarterly non - GAAP reconcil iations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) PTPP (Pre - Tax, Pre - Provision) income, ROATA (Return On Average Tangible Assets) and ROATCE (Return On Average Tangible Common Eq uity) are non - GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix. 12.0% 19.6% 11.1% 16.4% 10.1% 15.5% 11.3% 16.4% 4.0% 8.0% 12.0% 16.0% 20.0% 24.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 3Q21 Year Ended December 31 Core Pre - Tax, Pre - Provision Earnings ($mm) (1) (2) ROATA (1),(2) Stable Earnings Drivers ROATCE (1),(2) Year Ended December 31 Consistent PTPP Earnings Consistent History of Strong Profitability First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Year Ended December 31 ▪ Dominant loan and deposit positions in attractive markets ▪ Consistent underwriting standards with proven performance through the credit cycle ▪ Demonstrated history of disciplined expense management YTD YTD YTD

0.21% 0.73% 0.06% 0.10% 1.10% 0.06% 0.00% 0.50% 1.00% 1.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 3Q21 PROVEN, CONSISTENT, AND CONSERVATIVE CREDIT RISK MANAGEMENT Strong through the cycle credit performance driven by conservative approach to credit risk management 9 Year Ended December 31 0.16% 0.63% 0.11% 0.39% 2.94% 0.52% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 3Q21 As of December 31 1.43% 1.26% 1.18% 1.98% 1.22% 0.50% 1.00% 1.50% 2.00% 2.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 3Q21 71.4x 18.7x 3.7x 3.0x '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 3Q21 As of December 31 As of December 31 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Source: Public filings and SNL Financial, available as of 4 - Nov - 2021 Note: Financial data as of 30 - Sep - 2021. $10 – $50bn banks constituted as of 31 - Dec - 2020; excludes merger targets. NCOs / Average Loans NPAs + 90s / Loans + OREO Reserves / Loans Reserves / Non - Accrual Loans 75.0x 30.0x 20.0x 10.0x 40.0x YTD

3.8% 2.5% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets WELL - CAPITALIZED WITH AN ATTRACTIVE DIVIDEND $75MM STOCK REPURCHASE PROGRAM IN 2021 10 Source: Public filings and S&P Global Market Intelligence as of 4 - Nov - 2021 Note: Financial data as of 30 - Sep - 2021. $10 – $50bn banks constituted as of 31 - Dec - 2020, excludes merger targets. Percentages m ay not total due to rounding. (1) Dividends and share repurchases are subject to approval of FHI’s board of directors, future capital needs and regulatory appr ov als. (2) Dividend yield (MRQ) based on 3Q 2021 paid dividend and market data as of 29 - Oct - 2021. Robust Capital Position Attractive Dividend Yield (1)(2) Capital Management Approach 12.6% 12.7% 0.5% 1.3% 2.0% 13.9% 15.2% FHI 3Q21 Public U.S. Banks with $10-$50bn of Assets Tier 2 NCT1 CET 1 Tier 1 Leverage 7.4% 9.3% ▪ Retain sufficient earnings to support growth and maintain strong capital levels ▪ Held dividend at $0.26/share in Q3 ▪ On February 8, 2021, announced stock repurchase program for up to $75mm of common stock during 2021 ▪ Repurchased 1.9mm shares at a total cost of $53.5mm under the stock repurchase program YTD through September 30, 2021

11 Appendix

FULL SUITE OF PRODUCTS AND SERVICES 12 • Largest commercial lender in Hawaii • 56 commercial bankers (2) • Relationship - based lending • Primary focus on Hawaii, additional focus on California • C&I, leases, auto dealer flooring, CRE, and C&D • Strong relationships with proven local real estate developers • $16.9 bn of AUA (3) and 31 financial advisors (2) • Personal services include financial planning, insurance, trust, estate, and private banking • Institutional services include investment management, retirement plan administration, and custody • Mutual funds provided by Bishop Street Capital Management • 33.8% deposit market share in Hawaii (1) • Retail deposit products offered through branch, online, mobile, and direct channels • Commercial deposits, treasury and cash management products • Hawaii state and municipal relationships Commercial Lending Wealth Management Deposits • Services provided to individuals and small to mid - sized businesses • Full service branches, online and mobile channels • Exclusively in - footprint focus • First mortgages, home equity, indirect auto financing, and other consumer loans Consumer Lending • Leading credit card issuer among Hawaii banks • Approximately 159,000 accounts with more than $1.9bn annual spend (2) • Consumer, small businesses, and commercial cards • Issuer of M asterCard Credit Cards • Largest merchant processor in Hawaii • Spans Hawaii, Guam and Saipan • Over 4,600 terminals processed ~32.0mm transactions in 2020 • Relationships with all major U.S. card companies and select foreign cards Merchant Processing First Hawaiian is a full service community bank focused on building relationships with our customers (1) Source: FDIC as of 30 - Jun - 2021 (2) As of 31 - Dec - 2020 (3) As 30 - Sep - 2021

A LEADER IN HAWAII 13 The banking market in Hawaii is dominated by local banks, with the top 4 banks accounting for ~93% of deposits Sources: S&P Global Market Intelligence, FDIC, SEC and company filings. Company filings used for peers where available, othe rwi se regulatory data used. Note: Financial data as of 30 - Sep - 2021. (1) ROATCE (return on average tangible common equity) and ROATA (return on average tangible assets) are non - GAAP financial measures. Reconciliations to the comparable FHB GAAP measures are provided in the appendix. (2) FHB ROATCE and ROATA shown as core. Core excludes certain expenses, gains and one - time items. See reconciliation of core net inc ome to the comparable FHB GAAP measure in the appendix. (3) Deposit market share based on FDIC data as of 30 - Jun - 2021. Branches 54 54 42 31 FTEs 2,025 2,049 1,075 800 Assets ($bn) 25.5 23.0 9.0 7.3 Loans ($bn) 12.8 12.1 5.1 5.0 Deposits ($bn) 22.1 20.5 8.0 6.5 YTD 3Q 2021 ROATCE 16.4% (1),(2) 17.7% 16.1% 13.9% YTD 3Q 2021 ROATA 1.23% (1),(2) 1.15% 1.22% 1.10% Loan Portfolio Deposit Portfolio Hawaii Deposits 3 Balance ($bn) $19.1 $19.2 $7.9 $6.4 Share 33.8% 34.0% 14.0% 11.3 % Commercial Commercial RE Residential RE Consumer & Other Transaction Accounts Savings / MMDA Time Deposits 11% 17% 34% 31% 10% 13% 27% 36% 14% 4% 13% 24% 48% 11% 12% 15% 26% 35% 12% 9% 40% 51% 5% 58% 37% 6% 88% 6% 10% 55% 35% 7% HELOC

$ 144 $ 145 $ 146 $ 143 $ 140 $ 139 $ 128 $ 134 $ 135 $ 129 $ 131 $ 133 3.77% 3.85% 3.88% 3.79% 3.66% 3.57% 2.84% 2.86% 2.83% 2.66% 2.55% 2.44% 0.48% 0.56% 0.57% 0.54% 0.44% 0.38% 0.19% 0.13% 0.11% 0.08% 0.07% 0.06% 3.23% 3.23% 3.25% 3.19% 3.15% 3.12% 2.58% 2.70% 2.71% 2.55% 2.46% 2.36% 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Net Int Inc. Earning Asset Yield Cost of Deposits NIM MANAGING NIM THROUGH A CHALLENGING INTEREST RATE ENVIRONMENT 14 Actively Managing Funding Costs ▪ Active repricing of high - cost commercial and consumer deposit accounts has helped to partially offset the impact of the low interest rate environment on asset yields ▪ Cost of deposits declined 38 basis points from 4Q 2019 to 3Q 2021 ▪ Actively working to reduce average cash balances ▪ Public time deposits being allowed to mature and roll off ▪ Hawaii banks experience more favorable deposit behavior than national banks across all rate cycles (see slide 20) NIM Negatively Impacted by Excess Liquidity

$8.9 $9.1 $9.4 $10.2 $10.5 $12.2 $12.9 $13.6 $14.7 $16.1 $16.8 $17.6 $17.2 $16.4 $19.2 $22.1 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 3Q21 Demand 40% Money Market 18% Savings 25% Time 8% SOLID, LOW - COST CORE DEPOSIT BASE Strong brand, deep ties to the community and a leading market share position have driven an attractive, low - cost deposit base Deposits: $22.1bn 3Q21 Cost of Deposits: 0.06% Year Ended December 31 Deposit Portfolio Composition Consistent Deposit Growth ($bn) Best - in - Class Cost of Deposits 0.87% 1.92% 0.07% 1.71% 2.97% 0.15% – % 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 3Q21 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Year Ended December 31 Source: Public filings and S&P Global Market Intelligence, as of 3 - Nov - 2021 Note: Financial data as of 30 - Sep - 2021. $10 – $50bn banks constituted as of 31 - Dec - 2020; excludes merger targets. ~9% of Total Deposits are Public Deposits Public Savings 8% Reduced Public Time Deposits by $1.5 bn in 2018 and 2019 Public Time 1% ▪ Reduced the balance of public time deposits by about $1.5bn in 2018 and 2019 as part of our balance sheet optimization strategy ▪ YTD through September 30, 2021, total deposits increased $2.9 bn, or 15.0% ▪ Consumer and commercial deposits increased by $2.4bn ▪ Public deposits decreased by $0.4bn Growing Consumer and Commercial Deposits, Reducing Public Time Deposits 15

$6.4 $6.5 $7.9 $8.0 $8.3 $8.3 $9.0 $9.5 $10.0 $10.7 $11.5 $12.3 $13.1 $13.2 $13.3 $12.8 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 3Q21 STEADY ORGANIC GROWTH AND BALANCED LOAN PORTFOLIO Steady through the cycle organic loan growth and balanced loan portfolio 16 Well - positioned to serve clients during the financial crisis Loans: $12.8 bn 3Q21 Loan Yield: 3.4% Loans / Deposits 71% 72% 84% 78% 79% 69% 70% 70% 68% 67% 69% 70% 76% 80% 69% 58% Year Ended December 31, Balanced Loan Portfolio (as of 9/30/21) Steady Loan Growth ($bn) Note: Financial data as of 30 - Sep - 2021 ▪ Largest Hawaii - based lender ▪ Balanced Portfolio ▪ 53% Commercial, 47% Consumer ▪ 82% Hawaii/Guam/Saipan, 18% Mainland ▪ Commercial ▪ Hawaii’s leading commercial bank with most experienced lending team. ▪ Average commercial loan officer experience > 25 years ▪ 66 % Hawaii/Guam/Saipan, 34% Mainland ▪ $ 1,199 mm Shared National Credit portfolio ▪ Participating in SNC lending for over 20 years ▪ 27 % Hawaii - based, 73% Mainland ▪ Leading SBA lender Hawaii ▪ SBA Lender of the Year (Category 1) 2017, 2018, 2019 ▪ Leveraged SBA experience to quickly launch PPP program ▪ Originated over 10k PPP loans for over $1.4bn in principal balances in 2020 and 2021 ▪ Consumer ▪ Primarily a Prime and Super Prime lender ▪ ~90% of portfolio collateralized ▪ Financing consumer auto loans for over 40 years C&I $2,195 mm 17% CRE $3,570 mm 28% Construction $826 mm 6% Leasing $238 mm 2% Residential $3,915 mm 31% Home Equity $852 mm 7% Consumer Auto $844 mm 6% Credit Card $280 mm 2% Other Consumer $115 mm 1% Loan Portfolio Highlights (as of 9/30/21)

46.7% 46.8% 46.4% 47.9% 50.2% 47.9% 47.0% 46.6% 47.6% 49.8% 54.5% 61.9% 62.0% 63.4% 62.0% 61.1% 59.2% 58.0% 56.1% 55.7% 56.3% 57.5% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 3Q21 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 2.04% 1.87% 1.78% 1.74% 1.74% 1.71% 1.72% 1.77% 1.81% 1.68% 1.63% 3.00% 2.90% 2.87% 2.72% 2.65% 2.54% 2.49% 2.43% 2.38% 2.22% 2.03% 1.50% 2.00% 2.50% 3.00% 3.50% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 3Q21 DEMONSTRATED HISTORY OF DISCIPLINED EXPENSE MANAGEMENT 17 Source: Public filings and S&P Global Market Intelligence, as of 4 - Nov - 2021 Note: Financial data as of 30 - Sep - 2021. $10 – $50bn banks constituted as of 31 - Dec - 2020; excludes merger targets. (1) FHB measures shown as core. Core excludes certain gains, expenses and one - time items. See annual and quarterly non - GAAP reconcil iations of core net income, core net interest income, core noninterest income and core noninterest expense used to calculate core ratios in the appendix. (2) Core efficiency ratio is a non - GAAP financial measure. We compute our core efficiency ratio as the ratio of core noninterest exp ense to the sum of core net interest income and core noninterest income. Reconciliation of the components of our core efficiency ratio to comparable GAAP measures are provided in the appendi x. Year Ended December 31, Year Ended December 31, Noninterest Expense / Average Assets (1) Well Managed Core Noninterest Expense ($mm) (1),(2) Efficiency Ratio (1),(2) • Maintained expense discipline during pandemic • 2020 core expenses flat to 2019 core expenses • In Q3 2020 announced permanent closure of four branches • 2021 expense outlook: 2020 expenses + ~7% • Inflation and contractual related increases • Normalization of customer activity levels • Investments in technology $ 312 $ 301 $ 296 $ 304 $ 327 $ 331 $ 342 $ 359 $ 368 $ 368 $ 293 46.7% 46.8% 46.4% 47.9% 50.2% 47.9% 47.0% 46.6% 47.6% 49.8% 54.5% '11 '12 '13 '14 '15 '16 '17 '18 19 '20 3Q21 Core Noninterest Expense Core Efficiency Ratio CAGR: 1.9% Year Ended December 31, YTD YTD YTD

ASSET QUALITY GOOD CREDIT PERFORMANCE • 30 - 89 past due comprised of accruing and non - accruing loans Note: TLL - Total Loans and Leases • 90 past due comprised of accruing loans 18

($ in 000’s) C&I CRE Const Lease Mortgage Home Equity Consumer Total 06/30/2021 ACL 23,063 47,033 10,152 3,067 34,208 6,250 45,375 169,148 Charge-offs -224 - - - - -235 -2,926 -3,385 Recoveries 121 15 - - 215 27 2,405 2,783 Provision 796 -3,449 -398 -833 -655 -325 -2,436 -7,300 9/30/2021 ACL 23,756 43,599 9,754 2,234 33,768 5,717 42,418 161,246 % of Total ACL 14.7% 27.0% 6.0% 1.4% 20.9% 3.5% 26.3% 100.0% Total Loan Balance 2,195,384 3,569,768 826,078 237,689 3,914,632 852,074 1,238,714 12,834,339 ACL/Total LL (w/ PPP) 1.08% 1.22% 1.18% 0.94% 0.86% 0.67% 3.42% 1.26% ACL/Total LL (no PPP) 1.40% 1.22% 1.18% 0.94% 0.86% 0.67% 3.42% 1.31% ALLOWANCE FOR CREDIT LOSS RESERVE LEVELS PROVIDE FOR UNCERTAINTY 19 Asset Rollforward of the Allowance for Credit Losses The economic outlook remained unchanged from Q2 due to the slowing recovery resulting from the Delta variant. The ACL decrease is primarily the result of balance changes and some upward movement in FICOs. Q3 Asset ACL decreased by 4.7% or $7.9 million to $161.2 million. The reserve for unfunded commitments increased by $3.3 million to $32.5 million. Q3 ACL / Total Loans and Leases is 1.26% of all loans and 1.31% net of PPP loans.

HAWAII BANKS HAVE A SIGNIFICANT DEPOSIT ADVANTAGE 20 Source: SNL Financial and the Federal Reserve website (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. D ep osit cost uses starting point (2Q04) to peak (3Q07); one quarter lag. (2) Includes First Hawaiian, Bank of Hawaii, American Savings, Central Pacific, Territorial Bancorp, Hawaii National. 2Q21 cost o f deposits based on publicly available company reported information. (3) Includes all U.S. bank holding companies excluding Hawaii - based banks. Hawaii banks experience more favorable deposit behavior across all rate cycles; Hawaii banks experienced a deposit beta ( ¹ ) of ~34% vs. ~47% for broader U.S. banks during the last rising rate cycle 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q'21 2Q'21 Hawaii Banks² U.S. Banks³ Fed Funds 15bps Current Funding Advantage 3.32% 2.01% 5.25% 131 bps Funding Advantage 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 0.07% 0.22% 0.07%

GAAP TO NON - GAAP RECONCILIATIONS We present net interest income, noninterest income, noninterest expense, efficiency ratio, net income, pre - tax, pre - provision ea rnings, basic and diluted earnings per share and the related ratios described below, on an adjusted, or ‘‘core,’’ basis, each a non - GAAP financial measure. These core measures exclude from the corresponding GAAP measure the impact of certain items that we do not believe are representative of our financial results. We be lieve that the presentation of these non - GAAP financial measures helps identify underlying trends in our business from period to period that could otherwise be disto rted by the effect of certain expenses, gains and other items included in our operating results. We believe that these core measures provide useful information about ou r operating results and enhance the overall understanding of our past performance and future performance. Investors should consider our performance and financia l c ondition as reported under GAAP and all other relevant information when assessing our performance or financial condition. Core efficiency ratio, core return on average total assets and core return on average total stockholders’ equity are non - GAAP fi nancial measures. We compute our core efficiency ratio as the ratio of core noninterest expense to the sum of core net interest income and core noninterest in com e. We compute our core return on average total assets as the ratio of core net income to average total assets. We compute our core return on average total st ock holders’ equity as the ratio of core net income to average total stockholders’ equity. Return on average tangible stockholders’ equity, core return on average tangible stockholders’ equity, return on average tang ibl e assets, core return on average tangible assets and tangible stockholders’ equity to tangible assets and tangible book value per share are non - GAAP financial me asures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculate d b y subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our core return on average tangible stockholders’ equity as the ratio of core net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby eff ect ively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our ave rag e total assets. We compute our core return on average tangible assets as the ratio of core net income to average tangible assets. We compute our average tangible st ockholders’ equity to average tangible assets as the ratio of average tangible stockholders’ equity to average tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. We compute our tangible book value per share as the ratio of tangible stockholders’ equ ity to outstanding shares. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital ade quacy relative to other financial institutions. Although these non - GAAP financial measures are frequently used by stakeholders in the evaluation of a company, the y have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported u nde r GAAP. The following tables provide a reconciliation of these non - GAAP financial measures with their most directly comparable GAAP meas ures. 21

(dollars in thousands, except per share amounts)                          Income Statement Data: Net income $ 64,279 $ 86,741 $ 65,101 $ 208,713 $ 124,015 Core net income $ 65,819 $ 87,704 $ 65,083 $ 211,216 $ 124,090 Average total stockholders' equity $ 2,738,540 $ 2,691,966 $ 2,704,129 $ 2,719,442 $ 2,687,632 Less: average goodwill 995,492 995,492 995,492 995,492 995,492 Average tangible stockholders' equity $ 1,743,048 $ 1,696,474 $ 1,708,637 $ 1,723,950 $ 1,692,140 Average total assets $ 25,058,085 $ 24,015,065 $ 22,341,485 $ 24,013,691 $ 21,667,948 Less: average goodwill 995,492 995,492 995,492 995,492 995,492 Average tangible assets $ 24,062,593 $ 23,019,573 $ 21,345,993 $ 23,018,199 $ 20,672,456 Return on average total stockholders' equity(1) 9.31%   12.92%   9.58%   10.26%   6.16 %   Core return on average total stockholders' equity (non-GAAP)(1) 9.54%   13.07%   9.57%   10.38%   6.17 %   Return on average tangible stockholders' equity (non-GAAP)(1) 14.63%   20.51%   15.16%   16.19%   9.79 %   Core return on average tangible stockholders' equity (non-GAAP)(1) 14.98%   20.74%   15.15%   16.38%   9.80 %   Return on average total assets(1) 1.02%   1.45%   1.16%   1.16%   0.76 %   Core return on average total assets (non-GAAP)(1) 1.04%   1.46%   1.16%   1.18%   0.76 %   Return on average tangible assets (non-GAAP)(1) 1.06%   1.51%   1.21%   1.21%   0.80 %   Core return on average tangible assets (non-GAAP)(1) 1.09%   1.53%   1.21%   1.23%   0.80 %                       Balance Sheet Data: Total stockholders' equity $ 2,711,734 $ 2,731,341 $ 2,744,104 $ 2,733,934 Less: goodwill 995,492 995,492 995,492 995,492 Tangible stockholders' equity $ 1,716,242 $ 1,735,849 $ 1,748,612 $ 1,738,442 Total assets $ 25,548,322 $ 24,246,328 $ 22,662,831 $ 22,310,701 Less: goodwill 995,492 995,492 995,492 995,492 Tangible assets $ 24,552,830 $ 23,250,836 $ 21,667,339 $ 21,315,209 Shares outstanding 128,255,570 129,019,871 129,912,272 129,911,789 Total stockholders' equity to total assets 10.61%   11.26%   12.11%   12.25% 6.99%   7.47%   8.07%   8.16 % Book value per share $ 21.14 $ 21.17 $ 21.12 $ 21.04 Tangible book value per share (non-GAAP) $ 13.38 $ 13.45 $ 13.46 $ 13.38 For the Three Months Ended For the Nine Months Ended September 30,  June 30,  September 30,  September 30,  2021 2021 2020 2021 2020 As of As of As of As of September 30,  June 30,  December 31,  September 30,  2021 2021 2020 2020 Tangible stockholders' equity to tangible assets (non-GAAP) GAAP TO NON - GAAP RECONCILIATION 22 (1) Annualized for the three and nine months ended September 30, 2021, and 2020 and three months ended June 30, 2021.

GAAP TO NON - GAAP RECONCILIATION 23 1) One - time items consisted of severance costs. 2) Represents the adjustments to net income, tax effected at the Company’s effective tax rate for the respective period (dollars in thousands, except per share amounts)                            Net interest income $ 132,593 $ 131,481 $ 134,002 $ 393,232 $ 400,507 Core net interest income (non-GAAP) $ 132,593 $ 131,481 $ 134,002 $ 393,232 $ 400,507 Noninterest income $ 50,104 $ 49,371 $ 48,898 $ 143,343 $ 143,782 (Gains) losses on sale of securities — (102) (24) (102) 102 Core noninterest income (non-GAAP) $ 50,104 $ 49,269 $ 48,874 $ 143,241 $ 143,884 Noninterest expense $ 101,036 $ 99,388 $ 91,629 $ 296,730 $ 279,545 Loss on litigation (2,100) — — (2,100) — One-time items (1) — (1,160) — (1,160) — Core noninterest expense (non-GAAP) $ 98,936 $ 98,228 $ 91,629 $ 293,470 $ 279,545 Net income $ 64,279 $ 86,741 $ 65,101 $ 208,713 $ 124,015 (Gains) losses on sale of securities — (102) (24) (102) 102 Loss on litigation 2,100 — — 2,100 — One-time noninterest expense items (1) — 1,160 — 1,160 — Tax adjustments (2) (560) (95) 6 (655) (27) Total core adjustments 1,540 963 (18) 2,503 75 Core net income (non-GAAP) $ 65,819 $ 87,704 $ 65,083 $ 211,216 $ 124,090 Basic earnings per share $ 0.50 $ 0.67 $ 0.50 $ 1.61 $ 0.95 Diluted earnings per share $ 0.50 $ 0.67 $ 0.50 $ 1.61 $ 0.95 Efficiency ratio 55.07% 54.74% 50.01% 55.10% 51.32 % Core basic earnings per share (non-GAAP) $ 0.51 $ 0.68 $ 0.50 $ 1.63 $ 0.96 Core diluted earnings per share (non-GAAP) $ 0.51 $ 0.68 $ 0.50 $ 1.63 $ 0.95 Core efficiency ratio (non-GAAP) 53.92% 54.13% 50.02% 54.51% 51.31% 2021 2021 2020 2021 2020 For the Three Months Ended For the Nine Months Ended September 30,  June 30,  September 30,  September 30,

GAAP TO NON - GAAP RECONCILIATION - ANNUAL 24 Note: Totals may not sum due to rounding. As of and for the Twelve Months Ended December 31, (Dollars in millions, except per share data) 2020 2019 2018 2017 2016 2015 2014 2013 2012 2011 Net Income $185.8 $ 284.4 $ 264.4 $ 183.7 $230.2 $213.8 $216.7 $214.5 $211.1 $199.7 Basic EPS $1.43 $2.14 $1.93 $1.32 $1.65 $1.53 $1.55 $1.54 $1.68 $1.80 Diluted EPS $1.43 $2.13 $1.93 $1.32 $1.65 $1.53 $1.55 $1.54 $1.68 $1.80 Core Net Income $189.4 $291.8 $286.7 $230.4 $217.1 $196.3 $201.6 $205.0 $196.7 $198.0 Average Total Stockholders’ Equity $2,698.9 $ 2,609.4 $ 2,457.8 $ 2,538.3 $2,568.2 $2,735.8 $2,698.4 $2,667.4 $2,664.2 $2,640.6 Less: Average Goodwill 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 Average Tangible Stockholders’ Equity $1,703.4 $ 1,613.9 $ 1,462.3 $ 1,542.8 $1,572.7 $1,740.3 $1,702.9 $1,672.0 $1,668.7 $1,645.1 Total Stockholders’ Equity 2,744.1 2,640.3 2,524.8 2,532.6 2,476.5 2,736.9 2,675.0 2,651.1 2,654.2 2,677.4 Less: Goodwill 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 Tangible Stockholders’ Equity $1,748.6 $ 1,644.8 $ 1,529.3 $ 1,537.1 $1,481.0 $1,741.4 $1,679.5 $1,655.6 $1,658.7 $1,681.9 Average Total Assets 21,869.1 20,325.7 20,247.1 19,942.8 19,334.7 18,785.7 17,493.2 16,653.6 16,085.7 15,246.8 Less: Average Goodwill 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 Average Tangible Assets $20,873.6 $ 19,330.2 $ 19,251.6 $ 18,947.3 $18,339.2 $17,790.2 $16,497.7 $15,658.1 $15,090.2 $14,251.3 Total Assets 22,662.8 20,166.7 20,695.7 20,549.5 19,661.8 19,352.7 18,133.7 17,118.8 16,646.7 15,839.4 Less: Goodwill 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 Tangible Assets $21,667.3 $ 19,171.2 $ 19,700.2 $ 19,554.0 $18,666.3 $18,357.2 $17,138.2 $16,123.3 $15,651.2 $14,843.9 Return on Average Total Stockholders’ Equity 6.88% 10.90% 10.76% 7.24% 8.96% 7.81% 8.03% 8.04% 7.92% 7.56% Core Return on Average Total Stockholder’s Equity (non - GAAP) 7.02% 11.18% 11.67% 9.08% 8.45% 7.18% 7.47% 7.68% 7.38% 7.50% Return on Average Tangible Stockholders’ Equity (non - GAAP) 10.91% 17.62% 18.08% 11.91% 14.64% 12.28% 12.72% 12.83% 12.65% 12.14% Core Return on Average Tangible Stockholder’s Equity (non - GAAP) 11.12% 18.08% 19.61% 14.93% 13.80% 11.28% 11.84% 12.26% 11.79% 12.04% Return on Average Total Assets 0.85% 1.40% 1.31% 0.92% 1.19% 1.14% 1.24% 1.29% 1.31% 1.31% Core Return on Average Total Assets (non - GAAP) 0.87% 1.44% 1.42% 1.16% 1.12% 1.05% 1.15% 1.23% 1.22% 1.30% Return on Average Tangible Assets (non - GAAP) 0.89% 1.47% 1.37% 0.97% 1.26% 1.20% 1.31% 1.37% 1.40% 1.40% Core Return on Average Tangible Assets (non - GAAP) 0.91% 1.51% 1.49% 1.22% 1.18% 1.10% 1.22% 1.31% 1.30% 1.39%

GAAP TO NON - GAAP RECONCILIATION - ANNUAL 25 Note: Totals may not sum due to rounding. (1) Adjustments that are not material to our financial results have not been presented for certain periods. (2) Noninterest income and expenses prior to 2017 have been revised from the amounts previously reported to reflect the reclassif ica tions described in the footnote to Table 1 of the fourth quarter 2017 earnings release. (3) Costs associated with the sale of stock for the years ended December 31, 2020 and 2019 related to changes in the valuation of th e funding swap entered into with the buyer of our Visa Class B restricted sales in 2016. Gains associated with the sale of stock for the years ended December 31, 2013 through December 31, 2016 related to the sale of Mast erC ard stock. (4) Other adjustments include a one - time MasterCard signing bonus and a recovery of an investment that was previously written down. (5) One - time items for the year ended December 31, 2019 included a nonrecurring payment to a former executive of the Company pursuan t to the Bank’s Executive Change - in - Control Retention Plan, nonrecurring offering costs and the loss on our funding swap as a result of a 2019 decrease in the conversion rate of our Visa Class B restricted shares sold in 201 6. One - time items for the year ended December 31, 2018 included public company transition - related costs, the loss on our funding swap as a result of a 2018 decrease in the conversion rate of the aforementioned Visa Class B res tricted shares and nonrecurring offering costs. One - time items for the year - ended December 31, 2017 included salaries and benefits stemming from the Tax Act, nonrecurring offering costs and public company transition - related cost s. One - time items for the year - ended December 31, 2016 included public company transition - related costs and nonrecurring offering costs. For the Fiscal Year Ended December 31, (Dollars in millions) 2020 2019 2018 2017 2016 2015 2014 2013 2012 2011 Net Interest Income $ 535.7 $ 573.4 $ 566.3 $ 528.8 $ 491.7 $ 461.3 $ 443.8 $ 439.0 $ 447.5 $4 70.0 Accounting Change (ASC 310 Adjustment) – – – – – – – (4.3) – – Early Buyout on Lease – – – – – – (3.1) – – – Early Loan Termination (1) – – – – – (4.8) – – – – Core Net Interest Income (Non - GAAP) $ 535.7 $ 573.4 $ 566.3 $ 528.8 $ 491.7 $ 456.5 $ 440.7 $ 434.7 $ 447.5 $ 470.0 Noninterest Income (2) $ 197.4 $ 192.5 $ 179.0 $ 205.6 $ 226.0 $ 219.1 $ 216.0 $ 214.4 $ 219.1 $ 200.2 OTTI Losses on Available - For - Sale Securities – – 24.1 – – – – – – – Loss (Gain) on Sale of Securities 0.1 2.7 – – (4.6) (7.7) – (0.2) (16.7) (1.7) Costs (Gain) associated with the Sale of Stock (Visa/MasterCard) (3) 4.8 4.5 – – (22.7) (4.6) (20.8) (11.1) – – Gain on Sale of Bank Properties – – – (6.9) – (3.4) – (0.4) (6.4) – Other Adjustments (1),(4) – – – – – (7.5) – – – (0.9) Core Noninterest Income (Non - GAAP) $ 202.3 $ 199.7 $ 203.1 $ 198.7 $ 198.8 $ 195.9 $ 195.1 $ 202.7 $ 196.0 $ 197.6 Noninterest Expense (2) $ 367.7 $ 370.4 $ 365.0 $ 347.6 $ 337.3 $ 327.3 $ 304.4 $ 296.7 $ 301.9 $ 311.7 Loss on Litigation Settlement – – (4.1) – – – – – – – Non - Recurring Items (5) – (2.8) (2.3) (5.5) (6.2) – – (0.7) (0.7) – Core Noninterest Expense (Non - GAAP) $ 367.7 $ 367.6 $ 358.6 $ 342.1 $ 331.1 $ 327.3 $ 304.4 $ 296.0 $ 301.2 $ 311.7 Income Before Provision for Income Taxes $ 243.7 $ 381.7 $ 358.2 $ 368.4 $ 371.8 $ 343.2 $ 344.2 $ 344.5 $ 329.8 $ 316.4 Provision For Credit Losses 121.7 13.8 22.2 18.5 8.6 9.9 11.1 12.2 34.9 42.1 Pre - Tax Core Adjustments 4.9 10.0 30.5 (1.4) (21.1 (28.0) (23.9) (15.3) (22.4) (2.6) Core Pre - Tax, Pre - Provision Earnings (Non - GAAP) $ 370.3 $ 405.5 $ 410.8 $ 385.4 $ 359.3 $ 325.1 $ 331.5 $ 341.4 $ 342.3 $ 355.9

GAAP TO NON - GAAP RECONCILIATION - ANNUAL 26 Note: Totals may not sum due to rounding. (1) Adjustments that are not material to our financial results have not been presented for certain periods. (2) Costs associated with the sale of stock for the years ended December 31, 2020 and 2019 related to changes in the valuation of th e funding swap entered into with the buyer of our Visa Class B restricted sales in 2016. Gains associated with the sale of stock for the years ended December 31, 2013 through December 31, 2016 related to the sale of Mast erC ard stock. (3) Other adjustments include a one - time MasterCard signing bonus and a recovery of an investment that was previously written down. (4) One - time items for the year ended December 31, 2019 included a nonrecurring payment to a former executive of the Company pursuan t to the Bank’s Executive Change - in - Control Retention Plan, nonrecurring offering costs and the loss on our funding swap as a result of a 2019 decrease in the conversion rate of our Visa Class B restricted shares sold in 201 6. One - time items for the year ended December 31, 2018 included public company transition - related costs, the loss on our funding swap as a result of a 2018 decrease in the conversion rate of the aforementioned Visa Class B res tricted shares and nonrecurring offering costs. One - time items for the year - ended December 31, 2017 included salaries and benefits stemming from the Tax Act, nonrecurring offering costs and public company transition - related cost s. One - time items for the year - ended December 31, 2016 included public company transition - related costs and nonrecurring offering costs. (5) Represents the adjustments to net income, tax effected at the Company’s effective tax rate, exclusive of one - time tax reform bil l expense, for the respective period. For the Fiscal Year Ended December 31, (Dollars in millions, except per share data) 2020 2019 2018 2017 2016 2015 2014 2013 2012 2011 Net Income $ 185.8 $ 284.4 $ 264.4 $ 183.7 $ 230.2 $ 213.8 $ 216.7 $ 214.5 $ 211.1 $ 199.7 Accounting Change (ASC 310 Adjustment) – – – – – – – (4.3) – – Early Buyout on Lease – – – – – – (3.1) – – – Early Loan Termination (1) – – – – – (4.8) – – – – OTTI Losses on Available - For - Sale Debt Securities – – 24.1 – – – – – – – Loss (Gain) on Sale of Securities 0.1 2.7 – – (4.6) (7.7) – (0.2) (16.7) (1.7) Costs (Gain) associated with the Sale of Stock (Visa/MasterCard) (2) 4.8 4.5 – – (22.7) (4.6) (20.8) (11.1) – – Gain on Sale of Real Estate – – – (6.9) – (3.4) – (0.4) (6.4) – Loss on Litigation Settlement – – 4.1 – – – – – – – Other Adjustments (1),(3) – – – – – (7.5) – – – (0.9) Non - Recurring Items (4) – 2.8 2.3 5.5 6.2 – – 0.7 0.7 – Pre - Tax Core Adjustments 4.9 10.0 30.5 (1.4) (21.1) (28.0) (23.9) (15.3) (22.4) (2.6) Tax Reform Bill – – – 47.6 – – – – – – Tax Adjustments (5) (1.3) (2.6) (8.2) 0.6 8.0 10.6 8.9 5.8 8.1 1.0 Total Core Adjustments 3.6 7.4 22.3 46.7 (13.1) (17.5) (15.0) (9.5) (14.3) (1.7) Core Net Income (Non - GAAP) $ 189.4 $ 291.8 $ 286.7 $ 230.4 $ 217.1 $ 196.3 $ 201.6 $ 205.0 $ 196.7 $ 198.0 Core Basic EPS (Non - GAAP) $ 1.46 $ 2.14 $ 2.09 $ 1.65 $ 1.56 $ 1.41 $ 1.45 $ 1.47 $ 1.57 $ 1.79 Core Diluted EPS (Non - GAAP) $ 1.45 $ 2.13 $ 2.09 $ 1.65 $ 1.56 $ 1.41 $ 1.45 $ 1.47 $ 1.57 $ 1.79